Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account V

Supplement to:

Overture Ovation!

Prospectus Dated May 1, 2022

Supplement Dated January 27, 2023

In the KEY INFORMATION table, the Transaction Charges section is deleted and replaced with the following information:

	Fees and Expenses	Location in Prospectus
Transaction Charges

In addition to Surrender Charges, you may be charged for other transactions (such as when you make a premium payment (Maximum Sales Charge Imposed On Premiums (Loads)), transfer Account Value between Investment Options (Transfer Fee), or request an illustration (Illustration Fee)).

You will be charged a $14 fee for a wire transfer if you request one. The fee is deducted from the gross amount of the loan, partial withdrawal, or surrender.

FEE TABLE CHARGES

The first table under the FEE TABLE section is deleted and replaced with the following information and table:

The first table describes the fees and expenses that you will pay at the time that you buy the Policy, pay a premium, surrender or make withdrawals from the Policy, or transfer cash value between Investment Options.

TRANSACTION FEES
Charge	When Charge Is Deducted	Amount Deducted
MAXIMUM SALES CHARGE IMPOSED ON PREMIUMS (Load)*	When each premium is paid.	5%
PREMIUM TAXES**	Not taken as a separate deduction	None
MAXIMUM DEFERRED SALES CHARGE (Load)	Upon a full Surrender during the first 14 Policy years or in the 14 Policy years	Per $1,000 of Specified Amount of insurance coverage. Fee declines each year.
	following an increase in Specified	Varies (1)
	Amount of insurance.	Policy Year 2:
		Maximum	$48.00
		Charge for a Representative Insured (2)	$15.47
OTHER SURRENDER FEES:
Partial Withdrawal Charge	Upon each withdrawal.	Lesser of % of withdrawal amount or dollar amount.	Lesser of 2% or $50

Wire Transfer Fee (per wire)	As requested by Policy Owner		$14
TRANSFER FEES	First 15 transfers per year;		$0
	Each additional transfer.		$10
ILLUSTRATION FEE	First illustration request per year		$0
	Each additional illustration request.		$50

*This premium charge is deducted from each premium payment as it is processed (except if it is a premium that is transferred from another Company policy). Premium taxes are paid from this charge.

** Premium Taxes are paid by the Company from the Maximum Sales Charge Imposed On Premiums (Load). See CHARGES section for more information.

(1)	Varies in amount and duration by Insured's sex, Issue Age (or attained age at the time of any increase), risk class, and the amount of time you have had in your Policy. Taxes and penalties may also apply. Ask for a Policy illustration or see your Policy for these charges applicable to you.
(2)	Assumes a male, age 45 at Policy issue and in our best risk class. Fee declines to $1.28 per $1,000 in 14th Year and zero thereafter. This charge may not be representative of the charge that a particular investor will pay.

IN 2692 01-23

The TRANSACTION FEES in the CHARGES section have been revised to read as follows for the fees listed below:

Maximum Sales Charge Imposed On Premiums (Load)

The premium charge is deducted from each premium payment as it is processed (except if it is a premium that is transferred from another Company policy). The current amount of this charge is 3.5% and the maximum charge is 5.0%. This charge is subtracted from the premium received before the funds are applied to the selected investment options. Premium taxes are paid by the Company from this charge. The amount added to the selected investment options is referred to as the Net Premium.

Premium Taxes

Premium taxes are not a separate charge to you; they are paid by the Company from the Maximum Sales Charge Imposed on Premiums (Load).

Illustration Fee

You may annually request, without charge, an illustration from us. Currently, there is no charge for additional illustrations. However, we reserve the right to charge the maximum fee of $50 for additional illustrations requested in the same Policy year.

All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2692 01-23